Exhibit 10.29
CONCENTRIC ENERGY CORP.
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of May ___, 2009 between Concentric Energy Corp., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
ARTICLE I.
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:
     “Action” shall have the meaning ascribed to such term in Section 3.1(j).
     “Actual Aggregate Sales Price” shall have the meaning ascribed to such term in Section 2.2(b)(ii).
     “Additional Debenture Amount” shall have the meaning ascribed to such term in Section 2.2(b)(ii).
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
     “Aggregate VWAP Price” shall have the meaning ascribed to such term in Section 2.2(b)(ii).
     “Board of Directors” means the board of directors of the Company.
     “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
     “Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.
     “Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.
     “Commission” means the Securities and Exchange Commission.
     “Common Stock” means the common stock of the Company, par value $.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.
     “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
     “Conversion Price” shall have the meaning ascribed to such term in the Debentures.
     “Debentures” means the Series B 15% Cumulative Convertible Debentures to be issued by the Company to the Purchasers hereunder, in the form of Exhibit A attached hereto.
     “Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “GAAP” shall have the meaning ascribed to such term in Section 3.1(h).
     “Indebtedness” shall have the meaning ascribed to such term in Section 3.1(u).
     “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).
     “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

     “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).
     “Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).
     “Maximum Rate” shall have the meaning ascribed to such term in Section 5.16.
     “Minimum Subscription Amount” there shall be no minimum subscription amount.
     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
     “Principal Amount” shall mean, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto and next to the heading “Principal Amount”, in United States Dollars, which shall equal such Purchaser’s Subscription Amount.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.
     “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
     “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures (including Underlying Shares issuable as payment of interest), ignoring any conversion or exercise limits set forth therein, and assuming that the Conversion Price is at all times on and after the date of determination 75% of the then Conversion Price on the Trading Day immediately prior to the date of determination.
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Securities” means the Debentures, the Warrants, the Warrant Shares and the Underlying Shares.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Debentures and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.
     “Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.
     “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.
     “Transaction Documents” means this Agreement, the Debentures, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Transfer Agent” means Computershare, the current transfer agent of the Company, with a mailing address of 350 Indiana Street, Suite 800, Golden, CO 80401, and a facsimile number of (303) 262-0603, and any successor transfer agent of the Company.
     “Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Debentures and exercise of the Warrants.
     “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 4 years from the Termination Date, in the form of Exhibit B attached hereto.
     “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.
ARTICLE II.
PURCHASE AND SALE
     2.1 Purchase and Sale of Securities.
     (a) The Securities (up to $750,000 principal amount of the Debentures) will be offered for sale until May ___, 2009 (the “Termination Date”), unless the Company determines in its sole discretion to extend the Offering and the Termination Date for not more than 30 calendar days. Each Purchaser and Company agree to a transaction governed by the terms of this agreement and without use of an escrow agent

     (b) One or more closings, (each a “Closing” and each such date a “Closing Date”) of the Offering shall occur at the discretion of the Company at any time after the receipt of the Transaction Document(s) and respective Subscription Amount(s) from one or more Purchaser(s), and prior to the Termination Date. Any Subscription Amount(s) for which the Transaction Document(s) and respective Subscription Amount(s) are not received prior to the Termination Date, will be returned, without interest or deduction. Notwithstanding the foregoing, the Company in its sole discretion shall have the right to elect to not sell to any Purchaser any or all of the Debentures and Warrants requested to be purchased by such Purchaser, provided that the Company must return to such Purchaser any applicable amount of such Purchaser’s Subscription Amount relating to the Debentures and Warrants the Company has elected not to sell to such Purchaser.
     (c) On each Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall sell, and the applicable Purchasers, severally and not jointly, agree to purchase the Debentures and Warrants in the amounts indicated on the Signature Page of each such Purchaser. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as each Purchaser and the Company shall mutually agree.
     2.2 Deliveries
     (a) The Company shall have delivered or caused to be delivered to each Purchaser to be included in the Closing the following:
     (i) this Agreement duly executed by the Company;
     (ii) a Debenture with a Principal Amount equal to such Purchaser’s Subscription Amount, registered in the name of such Purchaser;
     (iii) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 200% of the Subscription Amount of such Purchaser’s Debenture issuable hereunder divided by $1.22, with an exercise price equal to $1.00, subject to adjustment therein;
     (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
     (i) this Agreement duly executed by such Purchaser;
     (ii) such Purchaser’s Subscription Amount by wire transfer to the Company or, with respect to Ralph Kettell, by due transfer of marketable securities, accompanied by duly executed medallion guaranteed stock powers (which securities shall be valued at their aggregate VWAP (as defined in the Debentures), or at up to a 12% discount to their aggregate VWAP, at the sole discretion of the Company, on the date preceding the Closing Date (such ultimate valuation being referred to as the “Aggregate VWAP Price”)), as provided in Section 5(c) of the Debentures; provided, however, that should the aggregate realized price from the sale of Mr. Kettell’s securities net of any execution costs or trading commissions (the “Actual Aggregate Sales Price”), which sales will occur over a period of not more than 120 days from the Closing Date, (A) exceed the Aggregate VWAP Price, Mr. Kettell shall be issued (I) an additional Debenture in the principal amount equal to the difference between the Actual Aggregate Sales Price and the Aggregate VWAP Price (the “Additional Debenture Amount”) and (II) a Warrant to purchase up to a number of shares of Common Stock equal to 200% of the Additional Debenture Amount divided by $1.22, with an exercise price equal to $1.00, subject to adjustment therein, or (B) be less than the Aggregate VWAP Price, Mr. Kettell shall be issued (I) in exchange for his original Debenture a new Debenture in the principal amount equal to the Actual Aggregate Sales Price and (II) in exchange for his original Warrant a new Warrant to purchase up to a number of shares of Common Stock equal to 200% of the Actual Aggregate Sales Price divided by $1.22, with an exercise price equal to $1.00, subject to adjustment therein.
     2.3 Closing Conditions. The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:
     (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:
     (i) the accuracy in all material respects on the Closing Date of the representations and warranties of each Purchaser contained herein;
     (ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and
     (iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.
     (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:
     (i) the accuracy in all material respects on the date when made and as of the Closing Date of the representations and warranties of the Company contained herein;
     (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been duly performed;
     (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;
     (iv) there shall have been no Material Adverse Effect with respect to the Company since December 31, 2008 ; and

     (v) from the date hereof to the Closing Date, a banking moratorium shall not have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the “Disclosure Schedules”) which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:
     (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
     (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

     (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.
     (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

     (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Debentures and Warrants purchased hereunder are sold on terms no less favorable than those offered by the Company in its private placement in December 2008.
     (g) Capitalization. The fully diluted capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock and other equity securities owned beneficially, and of record, by Affiliates of the Company as of the date hereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in Schedule 3.1(g) or Schedule 3.1(r), none of the Company’s equity securities are subject to (i) any registration rights agreement or (ii) agreement by which the Company may be obligated to repurchase or redeem any equity securities. Except as provided in Schedule 3.1(g) and as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as provided in Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as specified in Schedule 3.1(g) there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. Except as set forth on Schedule 3.1(g), no shareholder has sought to rescind his purchase of the Company’s securities, nor, to the best of the Company’s knowledge, is any such action contemplated by any such shareholder.

     (h) Financial Statements. The audited financial statements of the Company for the fiscal year ended December 31, 2007 are attached hereto on Schedule 3.1(h)(A) and unaudited quarterly financial statements for the quarter and nine months ended September 30, 2008 are attached hereto on Schedule 3.1(h)(B). Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
     (i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements attached hereto as Schedule 3.1(h), except as specifically disclosed on Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business in amounts consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, which, in any event, in the aggregate would not result in a Material Adverse Event, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to Board approval, and (iv) entered into any material agreement, obligation, or commitment, written or otherwise, except as specifically set forth on Schedule 3.1(i).
     (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any other regulatory authority involving the Company or any current or former director or officer of the Company.

     (k) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except as to clauses (ii) and (iii) in each case as could not have or reasonably be expected to result in a Material Adverse Effect.
     (l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
     (m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged (and is current in the payment of all premiums due thereunder), including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
     (n) Transactions with Affiliates and Employees. Except as disclosed on Schedule 3.1(n), none of the officers or directors of the Company and no shareholder owning greater than 10% in voting power of the Company’s equity securities and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.
     (o) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There have been no material weaknesses in internal accounting controls identified other than those associated with the audit of the Company’s 2007 financial statements.
     (p) Certain Fees. All brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents are as set forth on Schedule 3.1(p) attached hereto. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.
     (q) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.
     (r) Registration Rights. Except as disclosed on Schedule 3.1(r), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
     (s) Disclosure. All written disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement and the Form S-1 Registration Statement filed with the Securities and Exchange Commission on December 31, 2008 , is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Holder acknowledges and agrees that the Form S-1 Registration Statement filed with the Securities and Exchange Commission on December 31, 2008 has as yet not been amended to incorporate responses to Securities and Exchange Commissions comments and that such Registration Statement cannot be considered final until such responses have been accepted by the Securities and Exchange Commission and the Registration Statement declared effective by them. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.
     (t) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.
     (u) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities and the Debentures) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the near term 6 month projected capital requirements and capital availability thereof, however, the mining industry is particularly capital intensive and the Company will need to raise significant additional capital over the next 5 years to meet its pre-production capital requirements, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(u) sets forth as of the date hereof all outstanding secured and unsecured indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.
     (v) Tax Status. The Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
     (w) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.
     (x) Traxys Ownership Percentage of Series B Debentures. The Company represents that Traxys North America, LLC will own no less than 87.% of the total amount of Series B Debentures sold.
     3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser hereby, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
     (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     (b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.
     (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
     (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
     (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
     (f) No Outside Reliance. No oral or written representations or warranties have been made, or information furnished, to such Purchaser by the Company or any of the Company’s officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein and the information contained in the Form S-1 Registration Statement filed on December 31, 2008, and in subscribing for the Securities, such Purchaser is not relying upon any representations other than those contained herein. Holder acknowledges and agrees that the Form S-1 Registration Statement filed with the Securities and Exchange Commission on December 31, 2008 has as yet not been amended to incorporate responses to Securities and Exchange Commissions comments and that such Registration Statement cannot be considered final until such responses have been accepted by the Securities and Exchange Commission and the Registration Statement declared effective by them.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
     (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.
     (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:
[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
     The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.
     (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) following any sale of such Underlying Shares pursuant to a registration statement covering the resale of such Underlying Shares that is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144 or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).
     (d) Each Purchaser, severally and not jointly with the other Purchasers, agrees that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.
     4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
     4.3 Furnishing of Information; Public Information. If after the date hereof the Company becomes subject to the rules and regulations of the Exchange Act and as long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.
     4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.
     4.5 Conversion and Exercise Procedures. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.
     4.6 Securities Laws Disclosure; Publicity. Neither the Company nor Purchaser shall issue any press releases with respect to the transactions contemplated hereby without the express written consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with (i) any registration statement contemplated by Section 4.14 hereof and (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).
     4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, or any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.
     4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
     4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for (a) engineering, advisory or consulting services to define the resource and metallurgy, and to advance the preliminary feasibility study, (b) advisory services to address the financial objectives/requirements of the Company, including without out limitation, legal and accounting fees, and (c) working capital and general corporate purposes.
     4.10 Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any Person including any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such Person or stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right, at its sole cost and expense, to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in any of which cases the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed, except if the Company has refused to assume the defense of any claim or action; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

     4.11 Reservation and Listing of Securities.
     (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.
     (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.
     (c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.
     4.12 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Debentures in amounts which are disproportionate to the respective principal amounts outstanding on the Debentures at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.
     4.13 Form D. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser.
     4.14 Piggy Back Registration Rights.
     (a) For so long as any Purchaser holds Securities, the Company shall notify the Purchasers in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act, in connection with a public offering of shares of the Common Stock, including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Underlying Shares and will afford each Purchaser an opportunity to include in such registration statement all or part of the Underlying Shares held by or underlying any Debentures or Warrants held by such Purchaser (the “Purchaser Shares”). In the event a Purchaser desires to include in any such registration statement all or any part of its Purchaser Shares, such Purchaser shall within twenty-five (25) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Purchaser Shares that such Purchaser wishes to include in such registration statement. If a Purchaser decides not to include all of its Purchaser Shares in any registration statement thereafter filed by the Company, such Purchaser shall nevertheless continue to have the right to include any Purchaser Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.
     (b) Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities that the Purchasers, the Company and any other persons intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the offering may be limited at the recommendation of the underwriter to only the Primary Securities and if not so limited then the amount or kind of securities to be offered for the various parties wishing to have shares Common Stock registered shall be included in the following order:
     (i) if the Company proposes to register treasury shares or authorized but unissued shares of its common stock (collectively, “Primary Securities”):
(A) first, the Primary Securities;
(B) second, the Purchaser Shares requested to be included in such registration statement, together with shares of its Common Stock that do not constitute Purchaser Shares or Primary Securities (“Other Securities”) held by parties exercising similar piggy-back registration rights (or if necessary, such Purchaser Shares and Other Securities pro rata among the holders thereof based upon the number of such Purchaser Shares and Other Securities requested to be registered by each such holder).
     (ii) if the Company proposes to register Other Securities:
(A) first, the Other Securities requested to be included in such registration by holders exercising demand registration rights;

(B) second, the Purchaser Shares requested to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Purchaser Shares and Other Securities pro rata among the holders thereof based upon the number of such Purchaser Shares and Other Securities requested to be registered by each such holder).
     Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to herein (a “Registration Statement”) at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to the Subscriber.
     (c) In connection with its obligation under this Section 4.14, the Company will (i) furnish to each Purchaser without charge, at least one copy of any effective registration statement and any post-effective amendments thereto, including financial statements and schedules, and, if such Purchaser so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the Commission; and (ii) deliver to each Purchaser and the underwriters, if any, without charge, as many copies of the then effective prospectus included in the registration statement, as the same may be amended or supplemented (including such prospectus subject to completion) (the “Prospectus”), and any amendments or supplements thereto as such persons may reasonably request.
     (d) As a condition to the inclusion of its Purchaser Shares, each Purchaser shall furnish to the Company such information regarding such Purchaser and the distribution proposed by such Purchaser as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.
     (e) Each Purchaser agrees by acquisition of the Securities that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the Subscriber’s rights under this Section 4.14, such Purchaser will forthwith discontinue disposition of any Purchaser Shares pursuant to the then current Prospectus until such Purchaser is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, each Purchaser will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Purchaser’s possession, of the Prospectus covering the Purchaser Shares at the time of receipt of such notice.
     (f) Each Purchaser hereby covenants with the Company (i) not to make any sale of Purchaser Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Purchaser Shares are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, Nasdaq Capital Market or in the over-

the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 business days prior to the date on which such Purchaser first offers to sell any such Purchaser Shares.
     (g) Each Purchaser acknowledges and agrees that the Purchaser Shares sold pursuant to a registration statement described in this Section 4.14 are not transferable on the books of the Company unless the stock certificate submitted to the Transfer Agent evidencing the Purchaser Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Purchaser Shares have been sold in accordance with such registration statement and (y) the requirement of delivering a current Prospectus has been satisfied.
     (h) No Purchaser shall take any action with respect to any distribution deemed to be made pursuant to such registration statement that would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.
     (i) Upon the expiration of the effectiveness of any registration statement described in this Section 4.14, the Purchasers shall discontinue sales of the Purchaser Shares pursuant to such registration statement upon receipt of notice from the Company of the Company’s intention to remove from registration the Purchaser Shares covered by such registration statement that remain unsold, and the Subscriber shall notify the Company of the number of registered Purchaser Shares that remain unsold immediately upon receipt of such notice from the Company.
     (j) In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, the Purchasers agree not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).
     (k) Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Purchaser Shares is not required by the Securities Act, in connection with a proposed public offering of such Purchaser Shares, the Subscriber shall have no rights pursuant to this Section 4.14. In furtherance and not in limitation of the foregoing, no Purchaser shall have any rights pursuant to this Section 4.14 at such time as all of such Purchaser’s Purchaser Shares may be sold in a public offering without limitation pursuant to Rule 144.

ARTICLE V.
MISCELLANEOUS
     5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).
     5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.
     5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
     5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.
     5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least 66 2/3% in interest of the Securities still held by Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”
     5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.
     5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     5.10 Survival. The representations and warranties shall survive the Closing and the delivery of the Securities for the applicable statue of limitations.

     5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
     5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.
     5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.
     5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.
     5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
     5.20 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.
     5.21 Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CONCENTRIC ENERGY CORP.		Address for Notice:

By:		Fax:
Name:
Title:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO
CONCENTRIC ENERGY CORP.
SECURITIES PURCHASE AGREEMENT
     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Subscription Amount: $450,000
Principal Amount (Equal to the Subscription Amount): $450,000
Warrant Shares: 737,705

Name of Investor (Print)	Name of Joint Investor (if any) (Print)

Signature of Investor	Signature of Joint Investor (if any)

Capacity of Signatory (for entities)

Social Security or Taxpayer Identification Number
Investor Contact Information:

Street Address		Telephone	Fax

City State	Zip Code	Email
Instructions for Delivery of Cash Proceeds and Securities:
☐ Deliver to the address above:
☐ Deliver to the alternate address/account below:

Address 1

Street/Postal Address

City	State/Province	Zip/Post Code	Country

[SIGNATURE PAGES CONTINUE]
ANNEX I — ACCREDITED INVESTOR QUESTIONNAIRE
The undersigned hereby refers to the Subscription Agreement executed and delivered to Concentric Energy Corp. (the “Company”) by the undersigned as of the date herewith. The undersigned hereby represents and warrants to the Company that such individual or entity meets at least one of the tests below for an “accredited investor” (as defined in Regulation D of the Securities Act of 1933, as amended).
The undersigned qualifies as an Accredited Investor pursuant to the following (check one):
☐	The undersigned is an individual who is a director or executive officer of Concentric Energy Corp. An “executive officer” is the president, a vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company.

☐	The undersigned is an individual that (1) had individual income of more than $200,000 in each of the two most recent fiscal years and reasonably expects to have individual income in excess of $200,000 in the current year, or (2) had joint income together with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years and reasonably expects to have joint income in excess of $300,000 in the current year. “Income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (i) any tax exempt interest income under Section 103 of the Internal Revenue Code (the “Code”) received, (ii) any losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code. In determining personal income, however, unrealized capital gains should not be included.

☐	The undersigned is an individual with individual net worth, or combined net worth together with the undersigned’s spouse, in excess of $1,000,000. “Net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

☐	The undersigned is a Trust with total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of Concentric Energy Corp., and the purchase of the securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

☐	The undersigned is a corporation, partnership, limited liability company or limited liability partnership that has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring securities of Concentric Energy Corp.

☐	The undersigned is an entity in which all of its equity owners are Accredited Investors.

Name of Investor (Print)	Name of Joint Investor (if any) (Print)

Signature of Investor	Signature of Joint Investor (if any)

Capacity of Signatory (for entities)	Date

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